                                                                  EXHIBIT 10.1.4


                                 AMENDMENT NO. 4
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This AMENDMENT NO. 4 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of March 18, 2003 (this "Amendment"), by and among DAVE & BUSTER'S, INC. ("D & B"), the Subsidiaries of D&B signatories hereto (D&B collectively with such subsidiaries, the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other lending institutions listed on Schedule 1 to the Credit Agreement (together with FNB, the "Banks"), FNB as administrative agent for the Banks (the "Agent") and Bank One, NA as documentation agent (the "Documentation Agent"), amends certain provisions of the Revolving Credit and Term Loan Agreement, dated as of June 30, 2000 among the Borrowers, the Banks, the Agent and the Documentation Agent (as amended and in effect from time to time, the "Credit Agreement"). Each capitalized term used herein without definition shall have the meaning assigned to such term in the Credit Agreement.

         WHEREAS, the Borrowers, the Banks and the Agent have agreed to amend certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENT OF SECTION 11.2 - FIXED CHARGE COVERAGE RATIO.
Section 11.2 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting in place thereof the following:

         "11.2. FIXED CHARGE COVERAGE RATIO. The Borrowers will not permit the Fixed Charge Coverage Ratio, determined for any period of four consecutive fiscal quarters ending on the last day of any fiscal quarter of the Borrowers, to be less than 1.25:1.00."

         SECTION 2. AMENDMENT OF SECTION 11.5 - MINIMUM EBITDA REQUIREMENT.
Section 11.5 of the Credit Agreement is hereby amended by reducing the required minimum Consolidated EBIDTA figure set forth for the fourth fiscal quarter of the 2003 Fiscal Year (ending February 2, 2003) from "$16,000,000" to "$14,750,000".

         SECTION 3. AFFIRMATION AND ACKNOWLEDGMENT. Each Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Agent, including, without limitation, the Loans, and the Borrowers hereby affirm their joint and several absolute and unconditional promise to pay to the Banks the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Banks and the Agent as follows:

(a) The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

(b) Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding joint and several obligation of each Borrower, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

(c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment and the Credit Agreement as amended hereby.

(d) The representations and warranties contained in Section 8 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

(e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SECTION 5. EFFECTIVENESS. This Amendment shall become effective retroactively to February 2, 2003 upon the satisfaction of the following conditions precedent:

                  SECTION 5.1. MAJORITY BANK APPROVAL. This Amendment shall have been duly executed and delivered to the Agent by the Borrowers and the Majority Banks.

                  SECTION 5.2. AMENDMENT FEES. The Borrowers shall have paid to the Agent, for the account of each Bank which signs this Amendment on or prior to March 18, 2003, an amendment fee in an amount equal to 0.20% of the sum of such Bank's Revolving Credit Commitment on March 18, 2003 plus the aggregate principal amount of such Bank's Term Loans outstanding on March 18, 2003.

                  SECTION 5.3. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.

                  Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true as of the date as of which they were made (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

                  SECTION 5.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Agent.

         SECTION 6. MISCELLANEOUS PROVISIONS.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including legal fees).

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.



                                DAVE & BUSTERS, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Senior Vice President, CFO


                                DAVE & BUSTER'S I, L.P.

                                By:   DAVE & BUSTER'S, INC., as general partner



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Senior Vice President, CFO

                                DAVE & BUSTER'S OF ILLINOIS, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer

                                DAVE & BUSTER'S OF GEORGIA, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer

                                DAVE & BUSTER'S OF PENNSYLVANIA, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer

                                DANB TEXAS, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                DAVE & BUSTER'S OF MARYLAND, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                DAVE & BUSTER'S OF CALIFORNIA, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                DAVE & BUSTER'S OF COLORADO, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer

                                DAVE & BUSTER'S OF NEW YORK, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                DAVE & BUSTER'S OF FLORIDA, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer

                                DAVE & BUSTER'S OF PITTSBURGH, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                DAVE & BUSTER'S OF HAWAII, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                D&B REALTY HOLDING, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                D&B LEASING, INC.



                                By: /s/ W.C. Hammett, Jr.
                                    --------------------------------------------
                                         Name:  W.C. Hammett, Jr.
                                         Title: Vice President and Treasurer


                                FLEET NATIONAL BANK, individually and as Agent



                                By: /s/ J. Nicholas Cole
                                    --------------------------------------------
                                        Name:  J. Nicholas Cole
                                        Title: Managing Director

                                BANK OF AMERICA, N.A.



                                By: /s/ Mark Henze
                                    --------------------------------------------
                                         Name:  Mark Henze
                                         Title: Senior Vice President


                                BANK ONE, NA
                                (MAIN OFFICE, CHICAGO, ILLINOIS)



                                By: /s/ Alan L. Miller
                                    --------------------------------------------
                                         Name:  Alan L. Miller
                                         Title: First Vice President


                                GUARANTY BANK



                                By: /s/ Robert S. Hays
                                    --------------------------------------------
                                         Name:  Robert S. Hays
                                         Title: Senior Vice President

                                TRANSAMERICA EQUIPMENT FINANCIAL SERVICES
                                CORPORATION



                                By: /s/ Randall L. Allemang
                                    --------------------------------------------
                                        Name:  Randall L. Allemang
                                        Title: Vice President


                                THE FROST NATIONAL BANK



                                By: /s/ Stephanie Stover
                                    --------------------------------------------
                                         Name:  Stephanie Stover
                                         Title: Vice President


                                HELLER FINANCIAL LEASING, INC.



                                By:
                                    --------------------------------------------
                                         Name:
                                         Title:

                                ORIX FINANCIAL SERVICES, INC.



                                By: /s/ Mark A. Kassis
                                    --------------------------------------------
                                         Name:  Mark A. Kassis
                                         Title: Senior Vice President

                                ELF FUNDING TRUST I
                                    By:  Highland Capital Management, L.P.
                                         as Collateral Manager



                                By: /s/ Todd Travers
                                    --------------------------------------------
                                         Name:  Todd Travers
                                         Title: Senior Portfolio Manager

                                RESTORATION FUNDING CLO, LTD.
                                    By:  Highland Capital Management, L.P.
                                         as Collateral Manager



                                By: /s/ Todd Travers
                                    --------------------------------------------
                                         Name:  Todd Travers
                                         Title: Senior Portfolio Manager


                                KZH HIGHLAND - 2 LLC
                                    By:


                                By:
                                    --------------------------------------------
                                         Name:
                                         Title: